UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 17, 2024

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ 85016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November 22, 2023, by Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), on November 16, 2023, the Company received a notification letter (the “November Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of its failure to file in a timely manner its Quarterly Report for the Quarter ended September 30, 2023 (the “Form 10-Q”).

Additionally, as previously disclosed by the Company in a Current Report on Form 8-K filed with the Commission on January 3, 2024, on December 27, 2023, the Company received a notification letter (“December Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that for the preceding 30 consecutive business days, the closing bid price for the Company's Class A Common Stock (the "Common Stock") was below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).

On April 17, 2024, the Company received a notice (the “April Notice”) from the Listing Qualifications Department of Nasdaq advising the Company that due to the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”), with the Securities and Exchange Commission (the “SEC”), the Company is not in compliance with Nasdaq’s continued listing requirements under the Listing Rule, which requires the timely filing of all required periodic reports with the SEC.

Previously, the Nasdaq Staff had granted the Company an exception until May 13, 2024 to file its delinquent Form 10-Q for the period ended September 30, 2023 (the “Initial Delinquent Filing”). As a result, any additional Staff exception to allow the Company to regain compliance with all delinquent filings, will be limited to a maximum of 180 calendar days from the due date of the Initial Delinquent Filing, or May 13, 2024.

As a result of this additional delinquency, the Company must submit an update to its original plan to regain compliance with respect to the filing requirement. The Company is required to submit its plan to Nasdaq to outline the Company’s plans to file the Form 10-K for the period ending December 31, 2023, and indicate the progress the Company has made towards implementing the plan submitted in connection with the Initial Delinquent Filing.

There can be no assurance that Nasdaq will accept the Company’s updated plan to regain compliance or that the Company will be successful in implementing its plan to regain compliance with the Rule, by filing all the Regular Reports with the Commission.

The April Notice has no immediate impact on the listing or trading of the Company’s securities on the Nasdaq exchange. If the Company fails to timely regain compliance with the Rule, the securities of the Company may be subject to delisting from Nasdaq. If the Company fails to file its delinquent reports in a timely manner, Nasdaq will provide a written notification to the Company that its securities will be delisted. At that time, the Company may appeal the Nasdaq staff’s determination to a Hearings Panel under Nasdaq Listing Rule 5815.

As the Company previously reported, during the quarter ended September 30, 2023, the Company experienced a turnover of certain members of the internal accounting staff, including the Corporate Controller and several subsidiary Controllers. Additionally, following the quarter ended September 30, 2023, the Company’s accounting staff expended significant time working on capital raising transactions, including updating and amending a Form S-1 registration statement (File No. 333-273744) filed pursuant to the Securities Act of 1933 (the “S-1”). The preparation of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 (the “Form 10-Q”), was delayed due to the need for the Company’s accounting staff to absorb the duties of the terminated staff, as well as the significant amount of time the accounting staff expended during and after the close of the quarter in performing goodwill impairment analysis and negotiating and providing information in connection with the capital raising transactions, as well as updating the S-1. As such, the Company needed additional time to complete and file the Form 10-Q. Additionally, the delays in finalizing and filing the Form 10-Q resulted in the Company’s needing more time to prepare and file the Annual Report on Form 10-K.

The Company is currently working to file its Quarterly Report and its Annual Report as soon as possible, and to regain compliance with the Bid Price Requirement under the Nasdaq Listing Rules and to maintain the listing of its Common Stock on the Nasdaq Capital Market.

Forward Looking Statement.

This Report contains forward-looking statements that involve risks and uncertainties. For example, forward-looking statements include statements regarding the timing of the filing of the Form 10-Q, the submission of a plan to regain compliance with the Listing Rule, and Nasdaq’s potential acceptance of such a plan. Actual results could differ materially from the results projected in or implied by the forward-looking statements made in this report. Factors that might cause these differences include, but are not limited to: the possibility of unanticipated delays that will prevent the filing of the Form 10-Q within the allotted 60-day period, the risk that the work necessary to complete the Form 10-Q is greater than anticipated or may involve the resolution of additional issues identified during the review process, the potential inability to file a plan to regain compliance in a timely manner, the risk of potential additional violations of Listing Rule 5250(c)(1), the risk that the Company may not respond adequately to further inquiries from Nasdaq, and the risk that Nasdaq will not accept any plan to regain compliance and will delist the Company's Class A common stock. Other risk factors that may impact these forward-looking statements are discussed in more detail in the Company’s 2022 Annual Report on Form 10-K filed with the SEC on May 5, 2023. Copies of the Company’s 2022 Annual Report and other periodic reports are available through the Company's Investor Relations department and website, alpine4.com. The Company expressly disclaims any obligation or intention to update these forward-looking statements to reflect new information and developments.

Item 7.01 Regulation FD Disclosure

A press release dated April 19, 2024, disclosing the Company’s receipt of the April Notice referenced above is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description

99.1	Press Release Dated April 19, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By:	/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: April 19, 2024